UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Phocas Real Estate Fund

(Class A: APRAX)

(Class I: APRIX)

ANNUAL REPORT

DECEMBER 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Examples	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Phocas Real Estate Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Phocas Real Estate Fund

Annual Shareholder Letter: December 31, 2019

To the Shareholders and Directors of the AAM/Phocas Real Estate Fund:

The AAM/Phocas Real Estate Fund (the “Fund”) Class A and Class I returned 30.11% (22.93% net of load) and 30.45%, respectively for the Fund’s Fiscal Year ending December 31, 2019. Over the same period, the FTSE NAREIT All Equity REITs Index (the “Index” or the “Benchmark”) returned 28.76%.

Market Summary

Real Estate Investment Trusts (REITs) continued to benefit from limited new supply, steady economic growth and sustained record low unemployment.

In contrast to a year ago, the Federal Reserve (the Fed) has shifted its stance from hawkish to dovish – cutting rates three times in 2019 versus four increases in 2018. This shift toward accommodative policy should boost growth and steepen the yield curve. If rates stay low, REITs should benefit and could see more of the same performance as in 2019 – strength in Industrial, Towers, Data Center and Residential, with weakness Retail and Health Care.

While REITs should continue to benefit from a US 10-Year Treasury rate near 1.8%, the biggest question for 2020 performance is whether it will be a “risk-on” or “risk-off” year for US equities. There are various issues as we begin 2020, including tariffs and trade wars, recent events in the Middle East, Brexit and the US presidential election. We expect risk tolerance to oscillate throughout the year, resulting in more volatility in the REIT market than some investors have come to expect.

First Quarter Performance Summary

For the quarter, our real estate fund (the “Fund”) outperformed the Index. Fund detractors were Self Storage, Regional Malls, Health Care, and Lodging. Outperforming sectors in the Index were Infrastructure, Industrial, Timber, Office, and Data Centers.

Fund performance benefited from stock selection, as a few overweight holdings outperformed materially, including the acquisition of TIER REIT (TIER) and the timely recovery from underperformance in the prior quarter such as Seritage (SRG) and Sabra Health Care (SBRA). The Fund also benefited from specific underweight sectors of Retail and Health Care, as the sectors underperformed the Index.

Offsetting some of the gains, were holdings in sectors such as Self Storage, Lodging and Apartments. Also hindering the Fund were underweight sectors such as Data Centers and Timber, both of which outperformed the Index.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

1

First Quarter Contributors

The top performing position in the Fund in the first quarter was Seritage Growth Properties as the share price rebounded from a poor fourth quarter 2018. In January, SRG reported strong fourth quarter fundamentals with increased leasing volume, higher than expected achieved rent and substantial projected growth via its redevelopment pipeline. As previously stated, TIER REIT agreed to be acquired by Cousins Property (CUZ) at a +15% boost from the prior day’s close. American Tower was also a top performer in the prior quarter, and sentiment is unchanged. AMT and its tower peers are benefiting from the anticipated growth generated from the upside from 5G spectrum deployments as well as ongoing network densification.

First Quarter Detractors

In what seems to be an alternating quarterly pattern, Storage REITs underperformed in the first quarter. Jernigan Capital (JCAP), while a Commercial Finance REIT, is solely focused on financing storage assets and is often viewed as a Storage REIT. National Storage Affiliates and JCAP underperformed due to continued decelerating fundamentals and expected supply growth. Despite supply growth being pushed into 2019, there is improved visibility on the supply/demand front, and most industry experts believe 2018 may have been the peak year of deliveries. Simon Property Group underperformed the Index due more to its sector name than actual company results or fundamental outlook for its stock performance.

Second Quarter Performance Summary

For the quarter, our real estate fund (the “Fund”) outperformed the Index. Relative Fund detractors were Lodging, an underweight position in Infrastructure, Office, Self-Storage, and underweight position in Data Centers. Fund sectors contributing to outperformance relative to Index were Industrial, Manufactured Homes, Apartments, Malls and Single-Family Homes.

The quarter’s slight outperformance was driven by stock selection, as sector allocation relative to the index was flat. The Fund benefited through select positions in Industrial, Apartments, and avoided the downside by not owning select Mall REITs. Hindering the Fund were underweight positions in large Index positions such as American Towers (AMT) and Equinix (EQIX), and overweight positions in underperforming Lodging names such as Pebblebrook Hotel (PEB) and Park Hotels (PK).

Second Quarter Contributors

The top two performing positions in the Fund for the second quarter were Industrial REITs, no surprise. Rexford (REXR) continues to benefit from strong infill demand and no new supply limits in its focused Southern California markets. Prologis (PLD) is benefiting from similar demand and supply mix, but also its strong development pipeline as tenants build out their global supply chains. Invitation Homes (INVH) also performed well given its strong internal growth and demand for single family renters in a relatively supply restricted market. Other Residential REITs were also contributors in the quarter, as Independence Realty (IRT) and Sun Communities (SUI) outperformed given other forms of housing demand and strong fundamentals.

Second Quarter Detractors

The sole Regional Mall position in the Fund, Simon Property Group (SPG), was the largest underperforming name in the second quarter. The decline in share price was more attributed to the sentiments towards malls in general, and not company specific, as retailers continue to report disappointing results and cautions comments elevate concerns of further tenant fallout. We believe that success in Malls is increasingly determined by owning the “right” assets, because owning weaker assets will hurt lease negotiating power. The Lodging positions in the Fund, Park Hotels (PK) and Pebblebrook (PEB), were both affected by softening leisure demand in the quarter, and the cautious outlook and greater uncertainty for corporate demand in the back half of the year.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

2

Third Quarter Performance Summary

For the quarter, the Fund outperformed the Index. Relative Portfolio detractors were Commercial Financing, an underweight position in Data Centers, Shopping Centers, and an overweight position in Office REITs. Portfolio sectors contributing to outperformance relative to Index were Apartments, Manufactured Homes, Industrial, Single Family Homes and Storage.

Third Quarter Contributors

The top performing position in the quarter was Independence Realty (IRT). IRT has picked itself up from its self-inflicted wounds of its renovation program in 2018 and has found success in its Class B markets and in Class B assets – away from the headline risk of affordability and rent control in California and New York City. Sabra Health Care (SBRA) is another holding that has recovered from a prior underperforming period given the continued challenging skilled nursing environment, and the company remains on track with its external growth and a covered high-dividend yield. Essential Properties Realty (EPRT) is a relative new position to the Portfolio, and a retail net lease company that has continued to benefit from cheap and available capital to full its growth platform.

Third Quarter Detractors

The detractors were easily spotted this quarter, with just four positions posting negative total returns. Park Hotels & Resorts (PK) underperformed, but we believe the company’s geographic exposure to San Francisco and Hawaii should support earnings growth in 2019/2020 and longer-term opportunity for upside from the recent acquisition of Chesapeake Lodging Trust (CHSP). Also, underperforming the market and expectations was Jernigan Capital (JCAP) as the company began internalizing its management structure adding to risk of a dividend cut. In the Retail sectors, two positions were laggards this quarter: Simon Property Group (SPG) and Seritage Growth Properties (SRG). Retail continues to be in the media cross hairs, and while sentiment toward Shopping Centers has improved modestly this year, opinions of malls and outlets continued to worsen.

Fourth Quarter Performance Summary

For the final quarter, our real estate fund (the “Fund”) underperformed the Index. Fund detractors were Freestanding, Health Care, Office and Apartments. Outperforming sectors for the Fund were Storage, Regional Malls and Lodging.

Performance was impaired by stock selection, as a few overweight holdings were a drag on the Fund. The Fund was hampered in the short term by underweights in Freestanding and Health Care, as those sectors outperformed given their defensive nature despite long-term risk of being more interest sensitive than other sectors. The Fund was also hindered by company-specific issues during the quarter, ranging from non-paying tenants to underestimated costs resulting in slowed cash flow growth Despite the underperformance in the fourth quarter, most holdings are anticipated to outperform in the long term with strong tenant demand, demographics, and quality of assets and locations. In fact, the laggards from the fourth quarter are outperforming in the few short weeks of early 2019.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

3

Fourth Quarter Contributors

The top performing position in the quarter was SL Green Realty (SLG) as the company continues to trade at a substantial discount to private market valuations. Strong leasing volume in New York City in the fourth quarter offset heavy development deliveries, which helped to maintain occupancy and rent growth. Another Office REIT outperforming in the quarter was Hudson Pacific Properties (HPP). Its West Coast Markets continue to be some of the strongest in the country, with San Francisco asking rents reaching all-time highs of $91 per square foot. Los Angeles was also strong in the quarter, despite a slight vacancy increase, but the market is expecting net absorption to increase in the near term as 5+ tenants are scheduled to absorb one million square feet in the first quarter of 2020. For a second consecutive quarter, Essential Properties Realty (EPRT) was a top performer. Unlike many of its Net Lease peers that underperformed given the sector’s defensive characteristics, EPRT was able to deliver strong external growth.

Fourth Quarter Detractors

Welltower (WELL) underperformed during the fourth quarter as fundamentals within the senior housing segment deteriorated more than expected from continued supply and elevated labor costs, along with a strong flu season. PS Business Parks (PSB) stock price took a breather in the quarter after a strong run up during the first three quarters, and after multiple sell side downgrades. Extra Space Storage (EXR) also underperformed in the quarter as the company reported decelerating Same Store Revenue growth similar to EXR’s peers. Storage REITs expect 2020 to be in line with 2019 supply levels, and as such, the peak of new supply for the foreseeable future.

Fund Positioning

Subdued global growth and long-term retirement and income needs mean the search for yield endures. Despite the strong returns in 2019, we remain favorable on REITs given the low-rate/Goldilocks economic backdrop (i.e. an economy that is neither too hot or cold – potentially sustaining moderate economic growth and low inflation, which could allow for a market-friendly monetary policy from the Federal Reserve Bank).

We see government regulation as a risk, especially for Apartment investors in New York and California. Regardless of the NY and CA legislations passing or not, the headline risk of rent control is not a positive for landlords and the likelihood of future developments.

We continue to be bullish on Industrial REITS given strong fundamentals driven by e-commerce demand and have turned more negative on Lodging fundamentals. Towers, Data Centers and Single Family Homes are anticipated to continue to outperform in 2020 given very strong demand drivers coupled with fewer supply issues. The Fund remains underweight Lodging, Retail and Healthcare. Lodging REITs are expected to face soft fundamentals, driven by new supply and sluggish inbound international travel.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

4

The views expressed in this Annual Shareholder Letter are the views of Phocas Financial, the sub-advisor to the AAM/Phocas Real Estate Fund (the “Fund”) as of December 31, 2019 and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, including emerging markets; investing in micro-, small and mid-cap companies; investing in real estate and real estate investment trusts (REITs); and non-diversification risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries; these risks are more pronounced for investments in issuers in developing or emerging market countries. Investments in micro-, small- and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Investment in securities of a limited number of issuers (non-diversified) exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Because the fund concentrates its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund.  For specific investment risks, please refer to the Fund’s prospectus.

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. Phocas, the Fund’s sub-advisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO.

Distributor:  IMST Distributors, LLC.

Phocas is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

5

AAM/Phocas Real Estate Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

At the close of business on August 24, 2018 (the “Reorganization Date”), the AAM/Phocas Real Estate Fund (the “Fund”) acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), which commenced operations on September 29, 2006. The Predecessor Fund was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $25,000 investment with a similar investment in the FTSE NAREIT All Equity REITs Index during the periods shown. The performance graph above is shown for the Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2019	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A1,3	30.11%	6.99%	11.74%
Class I2	30.45%	7.07%	11.78%
After deducting maximum sales charge
Class A1,3	22.93%	5.78%	1.11%
FTSE NAREIT All Equity REITs Index	28.76%	8.43%	12.59%

[1]	Maximum sales charge for Class A shares is 5.50%. No initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase.
[2]	Class I shares do not have any initial or contingent deferred sales charge.
[3]	Class A commenced operations on August 27, 2018. The performance figures for Class A include the performance for Class I for the periods prior to the commencement of operations of Class A, adjusted for the difference in Class A and Class I expenses. Class A imposes higher expenses than Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661. Returns greater than one year are annualized.

6

AAM/Phocas Real Estate Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited) - Continued

The performance table above includes information for the Predecessor Fund prior to August 24, 2018 (the Reorganization Date). The returns for the Predecessor Fund reflect its performance prior to August 24, 2018 (the Reorganization Date) and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated May 1, 2019.

Gross and net expense ratios for the Class A shares were 2.48% and 1.15%, respectively, and for Class I shares were 2.23% and 0.90%, respectively, which were the amounts stated in the current prospectus dated May 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.15% and 0.90% of average daily net assets of the Class A and Class I shares of the Fund, respectively. This agreement is in effect until April 30, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

7

AAM/Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS — 96.0%
	REITS-APARTMENTS — 13.1%
2,998	AvalonBay Communities, Inc. - REIT	$628,681
4,532	Camden Property Trust - REIT	480,845
3,322	Essex Property Trust, Inc. - REIT	999,457
82,991	Independence Realty Trust, Inc. - REIT	1,168,513
		3,277,496
	REITS-COMMERCIAL FINANCING — 3.1%
40,550	Jernigan Capital, Inc. - REIT	776,127
	REITS-DATA CENTER — 8.2%
3,224	CoreSite Realty Corp. - REIT	361,475
1,798	Equinix, Inc., REIT	1,049,492
12,029	QTS Realty Trust, Inc. - Class A - REIT	652,814
		2,063,781
	REITS-FREESTANDING — 3.9%
19,911	Essential Properties Realty Trust, Inc. - REIT	493,992
13,329	STORE Capital Corp. - REIT	496,372
		990,364
	REITS-HEALTH CARE — 5.6%
31,996	Sabra Health Care REIT, Inc. - REIT	682,795
8,925	Welltower, Inc. - REIT	729,886
		1,412,681
	REITS-INDUSTRIALS — 13.3%
1,154	Innovative Industrial Properties, Inc. - REIT	87,554
14,275	Prologis, Inc. - REIT	1,272,473
2,885	PS Business Parks, Inc. - REIT	475,650
32,719	Rexford Industrial Realty, Inc. - REIT	1,494,277
		3,329,954
	REITS-INFRASTRUCTURE — 7.7%
8,376	American Tower Corp. - REIT	1,924,972
	REITS-LODGING/RESORTS — 1.8%
17,728	Park Hotels & Resorts, Inc. - REIT	458,623
	REITS-MANUFACTURED HOMES — 7.3%
8,013	Equity LifeStyle Properties, Inc. - REIT	564,035
8,392	Sun Communities, Inc. - REIT	1,259,639
		1,823,674
	REITS-OFFICE — 14.7%
7,848	Alexandria Real Estate Equities, Inc. - REIT	1,268,080
4,616	Boston Properties, Inc. - REIT	636,362

8

AAM/Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS-OFFICE (Continued)
19,528	Hudson Pacific Properties, Inc. - REIT	$735,229
7,113	Kilroy Realty Corp. - REIT	596,781
5,540	Mack-Cali Realty Corp., REIT	128,140
3,477	SL Green Realty Corp. - REIT	319,467
		3,684,059
	REITS-REGIONAL MALLS — 3.6%
6,042	Simon Property Group, Inc. - REIT	900,016
	REITS-SELF STORAGE — 4.8%
5,164	Extra Space Storage, Inc. - REIT	545,422
19,589	National Storage Affiliates Trust - REIT	658,582
		1,204,004
	REITS-SHOPPING CENTERS — 5.3%
28,616	Acadia Realty Trust - REIT	742,013
9,518	Regency Centers Corp. - REIT	600,491
		1,342,504
	REITS-SINGLE FAMILY HOME — 3.6%
30,041	Invitation Homes, Inc. - REIT	900,329
	TOTAL COMMON STOCKS
	(Cost $19,408,648)	24,088,584
	SHORT-TERM INVESTMENTS — 3.7%
937,383	Federated Treasury Obligations Fund - Institutional Class, 1.49%[1]	937,383
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $937,383)	937,383
	TOTAL INVESTMENTS — 99.7%
	(Cost $20,346,031)	25,025,967
	Other Assets in Excess of Liabilities — 0.3%	81,342
	TOTAL NET ASSETS — 100.0%	$25,107,309

REIT – Real Estate Investment Trusts

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

9

AAM/Phocas Real Estate Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
REITS-Office	14.7%
REITS-Industrials	13.3%
REITS-Apartments	13.1%
REITS-Data Center	8.2%
REITS-Infrastructure	7.7%
REITS-Manufactured Homes	7.3%
REITS-Health Care	5.6%
REITS-Shopping Centers	5.3%
REITS-Self Storage	4.8%
REITS-Freestanding	3.9%
REITS-Single Family Home	3.6%
REITS-Regional Malls	3.6%
REITS-Commercial Financing	3.1%
REITS-Lodging/Resorts	1.8%
Total Common Stocks	96.0%
Short-Term Investments	3.7%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

10

AAM/Phocas Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2019

Assets:
Investments, at value (cost $20,346,031)	$25,025,967
Receivables:
Dividends and interest	125,596
Prepaid expenses	10,087
Total assets	25,161,650

Liabilities:
Payables:
Advisory fees	2,367
Shareholder servicing fees (Note 7)	3,598
Distribution fees - Class A (Note 8)	17
Fund accounting and administration fees	9,598
Transfer agent fees and expenses	7,021
Custody fees	974
Auditing fees	19,000
Chief Compliance Officer fees	3,142
Trustees' deferred compensation (Note 3)	2,174
Trustees' fees and expenses	206
Accrued other expenses	6,244
Total liabilities	54,341

Net Assets	$25,107,309

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$20,430,280
Total distributable earnings	4,677,029
Net Assets	$25,107,309

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$66,558
Number of shares issued and outstanding	1,870
Net asset value per share[1]	$35.60
Maximum sales charge (5.50% of offering price)[2]	2.07
Maximum offering price to public	$37.67

Class I Shares:
Net assets applicable to shares outstanding	$25,040,751
Number of shares issued and outstanding	697,627
Net asset value per share	$35.89

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

11

AAM/Phocas Real Estate Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

Investment income:
Dividends	$368,999
Interest	10,166
Total investment income	379,165

Expenses:
Advisory fees	99,487
Shareholder servicing fees (Note 7)	16,687
Distribution fees - Class A (Note 8)	34
Fund accounting and administration fees	49,659
Transfer agent fees and expenses	25,199
Custody fees	7,143
Registration fees	55,895
Offering costs	20,406
Chief Compliance Officer fees	18,633
Trustees' fees and expenses	10,101
Legal fees	10,002
Shareholder reporting fees	9,100
Miscellaneous	5,737
Auditing fees	4,951
Insurance fees	1,425
Total expenses	334,459
Advisory fees waived	(99,487)
Other expenses absorbed	(96,598)
Net expenses	138,374
Net investment income	240,791

Realized and Unrealized Gain:
Net realized gain on:
Investments	381,856
Net realized gain	381,856
Net change in unrealized appreciation/depreciation on:
Investments	2,972,476
Net change in unrealized appreciation/depreciation	2,972,476
Net realized and unrealized gain	3,354,332

Net Increase in Net Assets from Operations	$3,595,123

See accompanying Notes to Financial Statements.

12

AAM/Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$240,791	$217,285
Net realized gain on investments	381,856	463,797
Net change in unrealized appreciation/depreciation on investments	2,972,476	(1,677,094)
Net increase (decrease) in net assets resulting from operations	3,595,123	(996,012)

Distributions to Shareholders:
Distributions:
Class A	(2,200)	(42)[1]
Class I	(982,014)	(456,227)
From return of capital:
Class A	(18)	-
Class I	(8,019)	-
Total distributions to shareholders	(992,251)	(456,269)

Capital Transactions:
Net proceeds from shares sold:
Class A	64,944	1,089 [1]
Class I	10,659,756	1,340,908
Reinvestment of distributions:
Class A	2,218	42 [1]
Class I	990,033	456,228
Cost of shares redeemed:
Class A2	(4)	- [1]
Class I	(1,118,061)	(1,008,117)
Net increase in net assets from capital transactions	10,598,886	790,150

Total increase (decrease) in net assets	13,201,758	(662,131)

Net Assets:
Beginning of period	11,905,551	12,567,682
End of period	$25,107,309	$11,905,551
Capital Share Transactions:
Shares sold:
Class A	1,773	33 [1]
Class I	288,195	43,412
Shares reinvested:
Class A	63	1 [1]
Class I	27,891	14,965
Shares redeemed:
Class I	(31,884)	(32,980)
Net increase in capital share transactions	286,038	25,431

[1]	Class A shares commenced operations on August 27, 2018.
[2]	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

13

AAM/Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2019	For the Period August 27, 2018* through December 31, 2018
Net asset value, beginning of period	$28.62	$33.10
Income from Investment Operations:
Net investment income[1]	0.48	0.14
Net realized and unrealized gain (loss)	8.10	(3.36)
Total from investment operations	8.58	(3.22)

Less Distributions:
From net investment income	(0.50)	(0.80)
From net realized gain	(1.09)	(0.46)
From return of capital	(0.01)	-
Total distributions	(1.60)	(1.26)

Redemption fee proceeds[1]	- [2]	-

Net asset value, end of period	$35.60	$28.62

Total return[3]	30.11%	(9.92)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67	$1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.43%	3.03%[5]
After fees waived and expenses absorbed	1.15%	1.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.04%	(0.56)%[5]
After fees waived and expenses absorbed	1.32%	1.32%[5]

Portfolio turnover rate	17%	30%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

14

AAM/Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$28.79	$32.39	$31.95	$31.23	$32.44
Income from Investment Operations:
Net investment income[1]	0.55	0.54	0.72	0.83	0.57
Net realized and unrealized gain (loss)	8.18	(3.03)	1.65	1.51	(0.18)
Total from investment operations	8.73	(2.49)	2.37	2.34	0.39

Less Distributions:
From net investment income	(0.53)	(0.65)	(0.33)	(0.35)	(0.36)
From net realized gain	(1.09)	(0.46)	(1.60)	(1.27)	(1.24)
From return of capital	(0.01)	-	-	-	-
Total distributions	(1.63)	(1.11)	(1.93)	(1.62)	(1.60)

Net asset value, end of period	$35.89	$28.79	$32.39	$31.95	$31.23

Total return[2]	30.45%	(7.85)%	7.35%	7.64%	1.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,041	$11,905	$12,568	$12,421	$11,052

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.18%	2.26%	1.97%	2.17%	2.30%
After fees waived and expenses absorbed	0.90%	1.28%[3]	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.29%	0.75%	1.71%[4]	1.90%[4]	0.95%[4]
After fees waived and expenses absorbed	1.57%	1.73%	2.18%	2.57%	1.75%

Portfolio turnover rate	17%	30%	25%	26%	30%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Effective August 27, 2018, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.90%. Prior to August 27, 2018, the annual fund operating expense limitation was 1.50%.
[4]	Unaudited.

See accompanying Notes to Financial Statements.

15

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1 – Organization

AAM/Phocas Real Estate Fund (the “Fund”) is organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term total investment return through a combination of capital appreciation and current income.

At the close of business on August 24, 2018 (the “Reorganization Date”), the Fund acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), a separate series of Forum Funds II, which commenced operations on September 29, 2006. The only activity was a transfer of 411,898 shares of the Fund’s Class I shares in exchange for the net assets of the Predecessor Fund at $13,679,556. This exchange was nontaxable.

The primary net assets received by the Fund were cash, receivables and securities of the Predecessor Fund with a fair value of $13,650,651 (identified cost of investments transferred were $10,132,426), totaling $13,679,556. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

As a result of the reorganization, the Fund will be the accounting successor of the Predecessor Fund. The Fund currently offers three classes of shares: Class A, Class C, and Class I. Class A commenced operations on August 27, 2018. Class C shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

16

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Real Estate Industry Risk

The Fund concentrates investment of its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets). Therefore, it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,021, which were amortized over a one-year period from August 24, 2018 (the Reorganization Date).

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

17

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Phocas Financial Corporation (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.15%, 1.90% and 0.90% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is effective until April 30, 2029 and it may be terminated before that date only by the Trust's Board of Trustees.

18

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

For the year ended December 31, 2019, the Advisor waived all of its fees and absorbed other expenses totaling $196,085 for the Fund. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2019, the amount of these potentially recoverable expenses was $281,624. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2021	$85,539
2022	196,085
Total	$281,624

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2019, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2019, are reported on the Statement of Operations.

19

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

Note 4 – Federal Income Taxes

At December 31, 2019, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$20,319,508

Gross unrealized appreciation	$5,035,913
Gross unrealized depreciation	(329,454)

Net unrealized appreciation on investments	$4,706,459

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid in capital and total accumulated earnings as follows:

Paid in Capital	Total Accumulated Earnings
$ 587	$ (587)

As of December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(27,256)
Trustees’ deferred compensation	(2,174)
Unrealized appreciation on investments	4,706,459
Total accumulated earnings	$4,677,029

The tax character of the distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

Distributions paid from:	2019	2018
Ordinary income	$335,657	$249,790
Return of capital	8,037	-
Net long-term capital gains	648,557	206,479
Total distributions paid	$992,251	$456,269

As of December 31, 2019, the Fund had qualified Post October Losses of $27,256.

20

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended December 31, 2019 and December 31, 2018, the Fund received $0 and $0, respectively.

Note 6 - Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term investments and options, were $11,799,305 and $2,602,783, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended December 31, 2019, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

21

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$24,088,584	$-	$-	$24,088,584
Short-Term Investments	937,383			937,383
Total Investments	$25,025,967	$-	$-	$25,025,967

[1]	For a detailed break-out of common stocks by industry sub group classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of AAM/Phocas Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AAM/Phocas Real Estate Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2019, the related statement of operations, the statement of changes in net assets, and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the years in the three-year period then ended December 31, 2017, and in their report dated February 23, 2018, they expressed an unqualified opinion on said financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 28, 2020

23

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended December 31, 2019, 0.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 2.21% as qualified dividend income paid during the fiscal year ended December 31, 2019.

Long-term Capital Gain

The Fund designates $648,557 as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	5	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	5	Investment Managers Series Trust, a registered investment company (includes 52 portfolios), 361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

24

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	5	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust, a registered investment company (includes 52 portfolios), Investment Managers Series Trust II, a registered investment company (includes 13 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	5	Investment Managers Series Trust, a registered investment company (includes 52 portfolios), Investment Managers Series Trust II, a registered investment company (includes 13 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

25

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 - June 2014).	5	Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

26

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s Investment advisor also serves as investment advisor to the AAM/HIMCO Short Duration Fund, the AAM/Bahl & Gaynor Income Growth Fund, the AAM/Insight Select Income Fund and AAM/HIMCO Global Enhanced Dividend Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

27

AAM/Phocas Real Estate Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/19	12/31/19	7/1/19–12/31/19
Class A	Actual Performance	$1,000.00	$1,083.30	$6.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.38	5.88
Class I	Actual Performance	1,000.00	1,084.60	4.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.64	4.61

*	Expenses are equal to the Fund's annualized expense ratio of 1.15% and 0.90% for Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 ( to reflect the six month period). The expense ratios reflect the expense waiver. Assumes all dividends and distributions were reinvested.

28

AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Phocas Financial Corporation

980 Atlantic Avenue, Suite 106

Alameda, California 94501

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Phocas Real Estate Fund - Class A	APRAX	46141Q 220
AAM/Phocas Real Estate Fund – Class I	APRIX	46141Q 238

Privacy Principles of the AAM/Phocas Real Estate Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Phocas Real Estate Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Phocas Real Estate Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$ 15,900	$ 12,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/09/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/09/20

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/09/20